SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ROBERT HALF INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

FOR IMMEDIATE RELEASE

Contact:	Reesa Staten
Senior Vice President,
Corporate Communications (650) 234-6000

ROBERT HALF RELEASES PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

MENLO PARK, Calif., April 15, 2020 — Robert Half International Inc. (NYSE symbol: RHI) today filed its proxy statement for the 2020 Annual Meeting of Stockholders to be held on Wednesday, May 20, 2020, at 10:00 a.m. PDT. In light of the public health and travel safety concerns surrounding the coronavirus (COVID-19) pandemic and the related government advisories and mandates, Robert Half will host the annual meeting online via live audiocast. The company will make its proxy materials available primarily online for a portion of its stockholders in accordance with the Securities and Exchange Commission’s notice and access rules. Robert Half is taking these precautionary measures to protects its stockholders, employees, service providers and the community.

Registered shareholders who have been issued a control number will be able to attend the online annual meeting, vote their shares and submit their questions by following the instructions at www.meetingcenter.io/260960050. Those who are not shareholders or do not have a control number will be able to attend the online annual meeting as a guest at www.meetingcenter.io/260960050 using the password “RHI2020” but will not be able to submit questions or vote their shares.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half®

Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.

Robert Half has staffing and consulting operations in more than 400 locations worldwide.

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Online - Before the Meeting

Go to **www.investorvote.com/RHI** or scan the QR code — login details are located in the shaded bar below.

Online - During the Meeting

Go to www.meetingcenter.io/260960050
You may attend the meeting via the internet and vote during the meeting. Have the control number that is printed in the in the shaded bar below and follow the instructions.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Robert Half International Inc. Stockholder Meeting to be Held on May 20, 2020.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2019 Annual Report to Stockholders are available at:

www.investorvote.com/RHI

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/RHI.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2020 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.investorvote.com/RHI.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Robert Half International Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 8, 2020.Robert Half International Inc.’s Annual Meeting of Stockholders will be held online this year via live audio cast atwww.meetingcenter.io/260960050 on May 20, 2020 at 10:00 a.m. Pacific Daylight Time. Password for this meeting is RHI2020.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR ALL NOMINEES in Proposal 1 and FOR Management Proposals 2 and 3:1. Election of Directors:01 - Julia L. Coronado02 - Dirk A. Kempthorne03 - Harold M. Messmer, Jr.04 - Marc H. Morial05 - Barbara J. Novogradac06 - Robert J. Pace07 - Frederick A. Richman08 - M. Keith Waddell2. To cast an advisory vote to approve executive compensation.3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, you may do so by going to www.meetingcenter.io/260960050. Have the information that is printed in the shaded bar on the reverse side and follow the instructions. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2019 Annual Report to Stockholders are available at: http://www.roberthalf.com/14afilings andhttp://www.roberthalf.com/annualreportStockholder Meeting Notice